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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):
 November 16, 2016

BEIGENE, LTD.
(Exact name of registrant as specified in its charter)

Cayman Islands (State or other jurisdiction of incorporation)	001-37686 (Commission File Number)	98-1209416 (I.R.S. Employer Identification No.)

c/o Mourant Ozannes Corporate Services (Cayman) Limited
94 Solaris Avenue, Camana Bay
Grand Cayman KY1-1108
Cayman Islands
(Address of principal executive offices) (Zip Code)

+1 (345) 949 4123
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐
Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐
Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐
Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐
Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01    Entry into a Material Definitive Agreement.

        On November 16, 2016, BeiGene, Ltd. (the "Company") entered into an additional registration rights agreement (the "Registration Rights Agreement") with 667, L.P., Baker Brothers Life Sciences, L.P. and 14159, L.P. (collectively, the "Baker Entities"), Hillhouse BGN Holdings Limited, Gaoling Fund, L.P. and YHG Investment, L.P. (collectively, the "Hillhouse Entities") (each an "Investor" and collectively, the "Investors"), all of which are existing shareholders of the Company. The Baker Entities are affiliated with two of the Company's directors, Michael Goller and Ranjeev Krishana. The Hillhouse Entities are affiliated with one of the Company's directors, Michael Yi. The Registration Rights Agreement provides that, subject to certain limitations, if at any time and from time to time after April 1, 2017, the Investors demand that we register the Company's ordinary shares, par value US$0.0001 per share and any other securities of the Company held by the Investors at the time any such demand is made on a Registration Statement on Form S-3 for resale under the Securities Act of 1933, as amended (the "Securities Act"), we would be obligated to effect such registration. Our registration obligations under the Registration Rights Agreement will continue in effect for up to four years, and include our obligation to facilitate certain underwritten public offerings of our ordinary shares or American Depositary Shares by the Investors in the future. The Registration Rights Agreement also requires the Company to pay expenses relating to such registrations and indemnify the Investors against certain liabilities.

        The foregoing summary description of the Registration Rights Agreement does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Registration Rights Agreement, a copy of which is filed as Exhibit 4.1 to this Current Report on Form 8-K, and which is incorporated herein by reference.

Item 5.02    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

        On November 16, 2016, upon recommendation of the Compensation Committee, the Board of Directors of the Company approved an annual base salary and target annual bonus for Mr. John V. Oyler, Chief Executive Officer and Chairman, in the amount of $590,000 and $320,000, respectively.

Item 8.01    Other Events.

        On November 16, 2016, upon recommendation of the Compensation Committee, the Board of Directors of the Company adopted and approved the Company's Independent Director Compensation Policy (the "Policy"). A copy of the Policy is filed as Exhibit 10.1 to this Current Report on Form 8-K, and which is incorporated herein by reference.

Item 9.01    Financial Statements and Exhibits.

  (d)
  Exhibits.

Exhibit No.	Description
4.1	Registration Rights Agreement dated November 16, 2016 between the Company and the Investors named therein
10.1	Independent Director Compensation Policy

 SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BEIGENE, LTD.

Date: November 17, 2016	By:	/s/ HOWARD LIANG Name: Howard Liang Title: Chief Financial Officer and Chief Strategy Officer

 Exhibit Index

Exhibit No.	Description
4.1	Registration Rights Agreement dated November 16, 2016 between the Company and the Investors named therein
10.1	Independent Director Compensation Policy

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  Item 1.01 Entry into a Material Definitive Agreement.
  Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
  Item 8.01 Other Events.
  Item 9.01 Financial Statements and Exhibits.
SIGNATURES
Exhibit Index